UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 24, 2021

__________________________
Lifetime Brands, Inc.
(Exact Name of Registrant as Specified in Its Charter)
__________________________

Delaware	0-19254	11-2682486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Stewart Avenue, Garden City, New York 11530
(Address of Principal Executive Offices) (Zip Code)
516-683-6000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	LCUT	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 24, 2021, the Company held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2021 (the “Proxy Statement”): (i) to elect ten (10) directors to serve on the Company’s Board until the 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified (“Proposal 1”); (ii) to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021 (“Proposal 2”); and (iii) to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers (“Proposal 3”). At the 2021 Annual Meeting, the holders of 20,015,688 votes of the Company’s common stock were represented in person or by proxy, constituting a quorum.

Set forth below are the final voting results with respect to each of the proposals acted upon at the 2021 Annual Meeting including the number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each such proposal.

Proposal 1: Election of Directors

The following ten (10) nominees unanimously recommended by the Board, each of whom were named in the 2021 Proxy Statement, were elected to serve on the Board to hold office until the 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified, based on the following votes:

	FOR	WITHHELD	BROKER NON-VOTES
Jeffrey Siegel	16,927,671	1,701,432	1,386,585
Robert B. Kay	18,587,952	41,151	1,386,585
Rachael A. Jarosh	18,298,707	330,396	1,386,585
John Koegel	18,138,202	490,901	1,386,585
Cherrie Nanninga	18,040,234	588,869	1,386,585
Craig Phillips	16,044,429	2,584,674	1,386,585
Veronique Gabai-Pinsky	18,240,230	388,873	1,386,585
Bruce G. Pollack	18,212,109	416,994	1,386,585
Michael J. Regan	18,220,213	408,890	1,386,585
Michael Schnabel	18,270,117	358,986	1,386,585

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm for 2021

The appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

19,995,240	20,140	308	0

Proposal 3: Approval on an advisory (non-binding) basis of the compensation of the Company’s named executive officers

The compensation of the Company’s named executive officers was approved on an advisory (non-binding) basis, based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

17,944,936	146,821	537,346	1,386,585

Item 7.01 Regulation FD Disclosure.

On June 25, 2021, the Company issued a press release announcing the results of the votes cast at the 2021 Annual Meeting and the declaration of a quarterly cash dividend of $0.0425 per share payable on August 16, 2021 to stockholders of record as of the close of business on August 2, 2021 (the “Press Release”). The Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1. The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

99.1    Press release issued by Lifetime Brands, Inc. on June 25, 2021, announcing the results of the 2021 Annual
Meeting and the declaration of a quarterly cash dividend.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifetime Brands, Inc.

By:	/s/ Laurence Winoker
Laurence Winoker Senior Vice President – Finance, Treasurer and Chief Financial Officer
Date: June 25, 2021